REALITY SHARES ETF TRUST

Reality Shares Fundstrat DQM Long ETF (NYSE Arca, Inc.: DQML)

Reality Shares NASDAQ NexGen Economy China ETF (The NASDAQ Stock Market LLC: BCNA)

Supplement dated October 15, 2019 to the currently effective Summary Prospectuses and Statutory Prospectus (each, a “Prospectus” and collectively, the “Prospectuses”) and Statement of Additional Information (the “SAI”) for the Funds listed above.

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

After careful consideration, and at the recommendation of Reality Shares Advisors, LLC, the investment adviser to the Reality Shares Fundstrat DQM Long ETF and Reality Shares NASDAQ NexGen Economy China ETF (each, a “Fund” and together, the “Funds”), the Board of Trustees (the “Board”) of Reality Shares ETF Trust (the “Trust”) approved the closing and subsequent liquidation of the Funds pursuant to the terms of a Plan of Liquidation (the “Liquidation”). Accordingly, each Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about October 29, 2019 (the “Liquidation Date”).

The last day of trading of Fund shares on the NYSE Arca, Inc., for the Reality Shares Fundstrat DQM Long ETF, and The NASDAQ Stock Market, LLC (together with NYSE Arca, Inc., the “Exchanges” and each, an “Exchange”), for the Reality Shares NASDAQ NexGen Economy China ETF, is expected to be October 22, 2019. For each Fund, the applicable Exchange will halt trading in the Fund before the open of trading on October 23, 2019. Following the close of trading on October 22, 2019 and prior to the Liquidation Date, each Fund will be closed to new investments and shareholders may only be able to sell their shares to certain broker-dealers. There is no assurance that there will continue to be a market for the Funds’ shares during this time period. Prior to the close of trading on October 22, 2019, shareholders may continue to purchase and sell Fund shares through a broker in the standard manner. Customary brokerage charges may apply to such transactions.

Beginning on October 15, 2019 and continuing through the Liquidation Date, each Fund will liquidate its portfolio assets. As a result, during this period, each Fund will increase its cash holdings and deviate from its investment objective, investment strategies, and investment policies as stated in the Fund’s Prospectuses and SAI.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the applicable Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the net asset value of the shareholder’s Fund shares as of the close of business on the Liquidation Date. This amount will include any accrued capital gains and dividends. Shareholders remaining in a Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of each Fund on the Liquidation Date will reflect the costs of closing the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call (855) 595-0240 for additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE